COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

              PROPOSED AMENDMENT NO. 5 OF THE 1998 PLAN RESTATEMENT
                             IRS TECHNICAL AMENDMENT


                Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment Nos. 1, 2, 3 and 4, as permitted under Section 10.1 of the Plan, as follows:

1.      Section  1.22,  entitled  "Highly  Compensated  Employee",   is  amended
effective the first day of the first plan year beginning after December 31, 1996 by changing Section 1.22(a)(2)(B) to read as follows:

        "(B) IF THE CORPORATION ELECTS BY PLAN AMENDMENT THE APPLICATION OF THIS CLAUSE 1.22(A)(1)(B) FOR THE PRECEDING YEAR, WAS IN THE TOP-PAID GROUP OF EMPLOYEES FOR SUCH PRECEDING YEAR. FOR THIS PURPOSE, AN EMPLOYEE IS IN THE
TOP-PAID GROUP OF EMPLOYEES FOR ANY YEAR IF THE EMPLOYEE IS IN A GROUP CONSISTING OF THE TOP 20 PERCENT OF THE EMPLOYEES WHEN RANKED ON THE BASIS OF COMPENSATION PAID DURING SUCH YEAR."

2.      Section  1.22,  entitled  "Highly  Compensated  Employee",   is  amended
effective April 1, 1998 by changing Section 1.22(c) to read as follows:

"(C) MEANING OF "COMPENSATION". FOR THE PURPOSE OF THIS SECTION 1.22, THE TERM "COMPENSATION" MEANS COMPENSATION WITHIN THE MEANING OF SECTION 415(C)(3) OF THE CODE AND SECTION 11.1(G) OF THE PLAN. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO SECTION 403(B) OF THE CODE. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO
SECTION 132(F)(4) OF THE CODE. "

3. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1998 by changing Section 11.1(g) to read as follows:

        "(g) "SECTION 415 COMPENSATION" MEANS WITH RESPECT TO A LIMITATION YEAR, "PARTICIPANT'S COMPENSATION" AS DEFINED UNDER CODE SECTION 415(C)(3) AND TREASURY REGULATION SS.1.415-2(D)(11)(I) THEREUNDER. FOR LIMITATION YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO SECTION 403(B) OF THE CODE. FOR LIMITATION YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTION 132(F)(4) OF THE CODE. IN NO EVENT SHALL A PARTICIPANT'S SECTION 415 COMPENSATION FOR A LIMITATION YEAR BEGINNING ON OR

                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan
                              Page 2 of Amendment No. 5 of 1998 Plan Restatement



AFTER APRIL 1, 1989 EXCEED THE APPLICABLE CODE SECTION 401(A)(17) LIMIT SET FORTH IN THE DEFINITION OF "EARNINGS" UNDER SECTION 1.15(B)."


4. Section 12.2, entitled "Definitions", is amended effective April 1, 1998 by changing Section 12.2(j) to read as follows:

        "(J) "SECTION 416 COMPENSATION" MEANS "PARTICIPANT'S COMPENSATION" AS DEFINED UNDER CODE SECTION 415(C)(3) AND TREASURY REGULATION SS.1.415-2(D)(11)(I) THEREUNDER OR SUCH OTHER DEFINITION AS MAY BE REQUIRED UNDER CODE SECTION 416. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO
SECTION 403(B) OF THE CODE. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTION 132(F)(4) OF THE CODE."


5. Section 12.5, entitled "Application of Top-Heavy Rules", is amended effective April 1, 1998 by changing Section 12.5(c) to read as follows:

        "(C) LIMITATION ON BENEFITS. THE DOLLAR LIMITATIONS TAKEN INTO ACCOUNT UNDER CODE SECTION 415(E) IN COMPUTING THE DEFINED BENEFIT PLAN FRACTION AND THE DEFINED CONTRIBUTION PLAN FRACTION SHALL BE ADJUSTED AS PROVIDED IN CODE
SECTION 416(H). THIS SECTION 12.5(C) SHALL NOT APPLY FOR PLAN YEARS BEGINNING ON OR AFTER APRIL 1, 2000."


        IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorize officer of the Corporation this 28th day of February, 2004, to be effective as of the dates recited herein.


                                           COLUMBUS McKINNON CORPORATION


                                           By:  /S/ ROBERT L. MONTGOMERY
                                                -----------------------------

                                           Title:  EXECUTIVE VICE PRESIDENT
                                                   --------------------------